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                                                                  EXHIBIT 99.2

                         PRO FORMA FINANCIAL INFORMATION

                FIRST CITIZENS BANC CORP. AND FNB FINANCIAL CORP.
    UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS



       The following Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition combines the historical Consolidated Statement of Financial Condition of First Citizens and subsidiaries and the historical Consolidated Statement of Financial Condition of FNB and subsidiaries giving effect to the consummation of the merger on June 30, 2004, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

       The following Unaudited Pro Forma Condensed Combined Consolidated Statements of Income for the six months ended June 30, 2004 and the year ended December 31, 2003 combine the historical Consolidated Statements of Income of First Citizens and subsidiaries and FNB giving effect to the merger as if the merger had become effective at the beginning of the period presented, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Data.

      Although pro forma financial information is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States of America, First Citizens and FNB believe that pro forma financial information is important because it gives effect to the merger as if the merger had become effective at the beginning of the period presented. The manner in which First Citizens and FNB calculate pro forma financial information may differ from similarly titled measures reported by other companies.

     The unaudited pro forma condensed combined consolidated financial statements included herein are presented for informational purposes only. This information includes various estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the merger had been consummated on the date or at the beginning of the period indicated or which may be obtained in the future. The unaudited pro forma condensed combined consolidated financial statements and accompanying notes should be read in conjunction with and are qualified in their entirety by reference to the historical financial statements and related notes thereto of First Citizens and subsidiaries and FNB and subsidiaries appearing elsewhere herein.

       These pro forma financial statements do not include the effects of any potential cost savings that management believes will result from operating the FNB banking business as branches and combining certain operations functions. It also does not necessarily reflect what the historical results of the combined company would have been had the companies been combined during these periods.


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                First Citizens Banc Corp and FNB Financial Corp.
             Pro Forma Condensed Combined Consolidated Balance Sheet
                                   (Unaudited)

              At June 30, 2004 (In thousands except per share data)

                                                                                        Pro Forma
                                                                                       Adjustments
                                              First Citizens          FNB            Increase /        Footnote           Pro Forma
                                                 Historical        Historical        (Decrease)        Reference          Combined
ASSETS
Cash and due from banks                            $ 21,063         $   6,342        $  (1,900)                          $  25,505
Federal funds sold                                     --              10,790             --                                10,790
Interest-bearing deposits                              --                --               --                                 --
Securities available for sale                        89,834            81,066             (220)               (9)          170,680
Securities held to maturity                              13              --               --                                    13
Other Investments                                     7,328             1,858             --                                 9,186
Loans held for sale                                     208               130             --                                   338
Loans, net                                          482,072            94,412              (24)               (1)          576,460
Premises and equipment                                9,971             1,843               73                (2)           11,887
Goodwill                                             15,051              --             11,839                (3)           26,890
Other identified intangible assets                    2,263             1,878           (1,270)               (4)            2,871
Accrued interest and other assets                     8,528             2,629             --                                11,157
                                                   --------         ---------        ---------                           ---------
    Total Assets                                   $636,331         $ 200,948        $   8,498                           $ 845,777
                                                   ========         =========        =========                           =========

LIABILITIES
Deposits                                           $493,565         $ 168,580        $    (302)               (5)        $ 661,843
Securities sold under repurchase
     agreements                                      10,511             5,577             --                                16,088
Federal funds purchased                              36,910              --               --                                36,910
Other borrowings                                     23,026             1,016           12,500                (8)           36,542
Accrued expenses and other
     liabilities                                      4,591               524              486                (6)            5,601
                                                   --------         ---------        ---------                           ---------
   Total Liabilities                                568,603           175,697           12,684                             756,984

SHAREHOLDERS' EQUITY
Common Stock                                         47,370             5,000           16,065                (7)           68,435
Surplus                                                --               7,000           (7,000)               (7)             --
Retained earnings                                    28,458            13,251          (13,251)               (7)           28,458
Treasury stock                                       (7,383)             --               --                  (7)           (7,383)
Accumulated other comprehensive
     income                                            (717)             --               --                  (7)             (717)
                                                   --------         ---------        ---------                           ---------
   Total Shareholders' Equity                        67,728            25,251           (4,186)                             88,793
                                                   --------         ---------        ---------                           ---------
   Total Liabilities and Shareholders' Equity      $636,331         $ 200,948        $   8,498                           $ 845,777
                                                   ========         =========        =========                           =========


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                First Citizens Banc Corp and FNB Financial Corp.
          Pro Forma Condensed Combined Consolidated Statement of Income
                                   (Unaudited)

   For the six months ended June 30, 2004 (In thousands except per share data)

                                                                              Pro Forma
                                                                             Adjustments
                                           Historical      Historical         Increase /         Footnote      Pro Forma
                                              FCBC            FNB             (Decrease)        Reference       Combined
                                           ----------      ----------        ------------       ---------      ---------

Interest income                             $ 15,603        $  5,764            $   64            (1) (9)       $ 21,431
Interest expense                               3,656           1,254               537            (5) (8)          5,447
                                            --------        --------            ------                          --------
Net interest income                           11,947           4,510              (473)                           15,984
Provision for loan losses                        920           1,490               --                              2,410
                                            --------        --------            ------                          --------
Net interest income after provision           11,027           3,020              (473)                           13,574
Non-interest income                            3,418             429                                               3,847
Non-interest expense                          10,852           3,839                37            (2) (4)         14,728
                                            --------        --------            ------                          --------
Income (loss) before income taxes              3,593            (390)             (510)                            2,693
Provision for income taxes (benefit)           1,029             (59)             (173)             (10)             797
                                            --------        --------            ------                          --------
Net Income (loss)                           $  2,564        $   (331)          $  (337)                         $  1,896

Earnings Per Share:
                 Basic                      $   0.51        $  (0.66)
                 Diluted                    $   0.51        $  (0.66)

Pro Forma Earnings Per Share
                 Basic                                                                              (11)        $   0.33
                 Diluted                                                                            (11)        $   0.33


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                            First Citizens Banc Corp
                            FNB Financial Corporation
          Pro Forma Condensed Combined Consolidated Statement of Income
                                   (Unaudited)

    For the year ended December 31, 2003 (In thousands except per share data)

                                                                            Pro Forma
                                                                           Adjustments
                                           Historical      Historical       Increase /      Footnote            Pro Forma
                                              FCBC            FNB           (Decrease)     Reference             Combined
                                           ----------      ----------      ------------    ---------            ---------

Interest income                             $ 33,267        $ 13,244         $    129         (1) (9)             $ 46,640
Interest expense                               8,417           3,833            1,074         (5) (8)               13,324
                                            --------        --------         --------                             --------
Net interest income                           24,850           9,411             (945)                              33,316
Provision for loan losses                      1,944           6,800             --                                  8,744
                                            --------        --------         --------                             --------
Net interest income after provision           22,906           2,611             (945)                              24,572
Non-interest income                            7,724             975            8,699
Non-interest expense                          22,925           7,794               74         (2) (4)               30,793
                                            --------        --------         --------                             --------
Income (loss) before income taxes              7,705          (4,208)          (1,019)                               2,478
Provision for income taxes (benefit)           2,138          (1,445)            (346)           (10)                  347
                                            --------        --------         --------                             --------
Net Income (loss)                           $  5,567        $ (2,763)        $   (673)                            $  2,131

Earnings Per Share:
                 Basic                      $   1.11        $  (5.53)
                 Diluted                    $   1.10        $  (5.53)

Pro Forma Earnings Per Share
                 Basic                                                                           (12)             $   0.37
                 Diluted                                                                         (12)             $   0.37

Notes:

(1) Represents the estimated fair market value adjustment related to the loan portfolio and is assumed to amortize into interest income on a level yield basis over the estimated period to maturity or reprising of the portfolio, which averages 7 1/2 years.

(2) Represents the estimated fair market value adjustment related to the office properties and is assumed to amortize on a straight line basis over the estimated life of 39 years.

(3) Represents the estimate of the excess of the total direct acquisition costs over the estimated fair value of the net assets acquired.

(4) Represents the elimination of the historical core deposit intangible at FNB in the amount of $1,878 and establishment of the estimated core deposit intangible related to the proposed acquisition by First Citizens in the amount of $608, which is assumed to amortize into non-interest expense on an accelerated basis over 10 years.

(5) Represents the estimated fair market value adjustment related to deposits and is assumed to amortize into interest expense on a level yield basis over the estimated remaining maturity of the deposits which averages 11 months for certificates of deposit and 17 months for IRAs.

(6) Represents accrual of certain estimated acquisition costs of $440 and deferred taxes related to estimated purchase accounting adjustments of $444.


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(7) Represents the elimination of FNB equity on a historical basis and the issuance of an estimated shares of First Citizens based on an exchange multiple of 2.62.

(8) Represents estimated amount First Citizens will borrow to pay the cash portion to FNB shareholders. The borrowing will be fixed at 7%.

(9) Represents amortization of fair value adjustment related to investment securities on a level yield basis over their estimated remaining lives which average 21 months.

(10) Represents the income tax effect of the estimated purchase accounting adjustments using an effective tax rate of 34%.

(11) Basic and diluted pro forma earnings per share for the six months ended June 30, 2004 have been computed based on 5,819,166 and 5,825,655 weighted average shares outstanding.

(12) Basic and diluted pro forma earnings per share for the year ended December 31, 2003 have been computed based on 5,819,203 and 5,827,469 weighted average shares outstanding.